EX-99.906CERT

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The Chief Executive Officer and the Chief Financial Officer of Ambassador Funds (the "Registrant"), each certify to the best of his and her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Chief Executive Officer:      Chief Financial Officer:


/S/ BRIAN T. JEFFRIES         /S/ Lynn H. Waterloo
Brian T. Jeffries             Lynn H. Waterloo

Date:  April 7, 2005          Date:  April 7, 2005